UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 14, 2017 (September 13, 2017)

HEMISPHERX BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0 - 27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	(Identification No.)

1617 JFK Boulevard, Suite 500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 988-0080

1617 JFK Boulevard, Suite 500, Philadelphia, PA 19103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders for 2017 was held on September 13, 2016. The requisite quorum for the meeting of 40.0% was present. At the meeting, stockholders voted as follows:

Election of Directors:

Nominees	For	Withheld	Broker Non-Votes
Thomas K. Equels	2,447,409	361,947	13,100,243
William M. Mitchell	2,440,163	369,220	13,100,243
Stewart L. Appelrouth	2,433,452	365,931	13,100,243

Ratification of the selection of RSM US LLP as our independent accountants:

For: 14,665,206	Against: 652,933	Abstain: 591,487

Advisory, non-binding, vote on approval of the compensation of the Company’s Named Executive Officers:

For: 2,131,948	Against: 514,484	Abstain: 162,951

Advisory, non-binding, vote on frequency of vote by stockholders of approval of Executive compensation:

Every Three Years: 752,682	Every Two Years: 111,469	Every Year: 1,769,972	Abstained from voting: 175,260

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

September 14, 2017	By:	/s/Thomas K. Equels
Thomas K. Equels, CEO